Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Statements

Galena Biopharma, Inc. (the “Company” or “Galena”) recently completed the partial spin-off of its wholly-owned subsidiary, RXi Pharmaceuticals Inc. (“RXi”) pursuant to the securities purchase agreement with RXi and two institutional investors.

The following unaudited pro forma condensed consolidated financial statements of Galena are presented to comply with Article 11 of Regulation S-X and follow prescribed SEC regulations. The unaudited pro forma condensed consolidated financial statements do not purport to present what the Company’s results would have been had the disposition of RXi actually occurred as of the dates indicated or to project the Company’s results from operations or financial position for any future period. The pro forma adjustments are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements have been prepared based on the historical financial information of the Company giving effect to the spin-off. The unaudited pro forma condensed consolidated balance sheet presents the pro forma effects of this disposition of RXi as if the partial spin-off of RXi had occurred on March 31, 2012. The unaudited pro forma condensed consolidated statements of expenses for the three months ended March 31, 2012 and three months ended March 31, 2011 present the pro forma effects of the transaction as if the spin-off of RXi had occurred on January 1, 2011.

The unaudited pro forma condensed consolidated financial statements are presented for informational purposes. These unaudited pro forma condensed consolidated financial statements and accompanying notes should be read together with the Company’s audited consolidated financial statements and the accompanying notes as of and for the year ended December 31, 2011 and the unaudited consolidated financial statements and the accompanying notes as of and for the three months ended March 31, 2012.

Galena Biopharma, Inc.

Pro Forma Condensed Consolidated

Balance Sheet

As of March 31, 2012

(Unaudited)

	Historical	Pro Forma Adjustments(a)	Pro Forma
ASSETS
Current Assets
Cash and cash equivalents	$8,701	$(1,234)	$7,467
Restricted cash	101	—	101
Prepaid expenses and other current assets	290	(43)	247

Total current assets	9,092	(1,277)	7,815

Property and equipment, net	351	(315)	36
In process research and development	12,864	—	12,864
Goodwill	5,898	—	5,898
Deposits	3	—	3

Total assets	$28,208	$(1,592)	$26,616

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities
Accounts payable	$2,581	$(1,027)	$1,554
Accrued expenses and other current liabilities	3,532	(1,335)	2,197
Current maturities of capital lease obligations	24	(18)	6
Warrants potentially settleable in cash	20,357	—	20,357
Current contingent purchase price consideration	898	—	898

Total current liabilities	27,392	(2,380)	25,012

Capital lease obligations, net of current maturities	36	(5)	31
Convertible notes payable, non-current	1,000	(1,000)	—
Deferred tax liability, non-current	5,053	—	5,053
Contingent purchase price consideration, net of current portion	5,297	—	5,297

Total liabilities	38,778	(3,385)	35,393

Stockholders’ Deficit
Preferred stock, $0.0001 par value, 5,000,000 shares authorized; no shares issued and outstanding	—	—	—
Common stock, $0.0001 par value, 125,000,000 shares authorized; 50,082,148 shares issued and 49,407,148 outstanding	5	—	5
Additional paid-in capital	85,263	—	85,263
Less treasury shares at cost, 675,000	(3,849)	—	(3,849)
Deficit accumulated during the developmental stage	(91,989)	1,793	(90,196)

Total stockholders’ deficit	(10,570)	1,793	(8,777)

Total liabilities and stockholders’ deficit	$28,208	$(1,592)	$26,616

Galena Biopharma, Inc.

Pro Forma Condensed Consolidated Statement of Expenses

Three Months Ended March 31, 2012

(Unaudited)

	Historical	Pro Forma Adjustments (b)	Pro Forma
Expenses:
Research and development expense	$3,392	$(969)	$2,423
Research and development employee stock-based compensation expense	72	(38)	34
Research and development non-employee stock-based compensation expense	157	—	157
Fair value of common stock issued in exchange for research and development expense	50	—	50

Total research and development expense	3,671	(1,007)	2,664
General and administrative expense	1,458	(189)	1,269
General and administrative employee stock-based compensation expense	198	(4)	194
Fair value of common stock issued for general and administrative expense	135	—	135
Fair value of common stock warrants issued for general and administrative expense	148	—	148

Total general and administrative expense	1,939	(193)	1,746

Operating loss	(5,610)	1,200	(4,410)

Other income/(expense)
Interest (expense) income	(37)	21	(16)
Other (expense) income	(19,114)	—	(19,114)

Total other expense, net	(19,151)	21	(19,130)

Loss before provision for income taxes	(24,761)	1,221	(23,540)
Provision for income taxes	—	—	—

Loss from continuing operations	$(24,761)	$1,221	$(23,540)

Loss from continuing operations per common share:
Basic and diluted loss per share	$(0.52)		$(0.49)

Weighted average number of shares outstanding: basic and dilutive	47,967,499		47,967,499

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Galena Biopharma, Inc.

Pro Forma Condensed Consolidated Statement of Expenses

Three Months Ended March 31, 2011

(Unaudited)

	Historical	Pro Forma Adjustments (b)	Pro Forma
Expenses:
Research and development expense	$1,941	$(1,849)	$92
Research and development employee stock-based compensation expense	246	(246)	0
Research and development non-employee stock-based compensation expense	(31)	—	(31)

Total research and development expense	2,156	(2,095)	61
General and administrative expense	1,921	—	1,921
General and administrative employee stock-based compensation expense	1,099	—	1,099
Fair value of common stock issued for general and administrative expense	23	—	23
Fair value of common stock warrants issued for general and administrative expense	76	—	76

Total general and administrative expense	3,119	—	3,119

Operating loss	(5,275)	2,095	(3,180)

Other income/(expense)
Interest (expense) income	(1)	—	(1)
Other (expense) income	1,435	—	1,435

Total other income, net	1,434	—	1,434

Loss before provision for income taxes	(3,841)	2,095	(1,746)
Provision for income taxes	—	—	—

Loss from continuing operations	$(3,841)	$2,095	$(1,746)

Loss from continuing operations per common share:
Basic and diluted loss per share	$(0.19)		$(0.09)

Weighted average number of shares outstanding: basic and dilutive	20,316,170		20,316,170

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Galena Biopharma, Inc

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Description of Transaction and Basis of Presentation

Galena Biopharma, Inc. (the “Company” or “Galena”) has completed the partial spin-off its wholly-owned subsidiary, RXi Pharmaceuticals Inc. (“RXi”) pursuant to the securities purchase agreement with RXi and two institutional investors (the “Investors”) whereby the Investors purchased on April 27, 2102 a total of $9,500,000 of Series A Preferred Stock of RXi. The shares of the Preferred Stock purchased by the Investors are convertible into shares of RXi common stock representing approximately 83% of the shares of RXi common stock that would be outstanding, assuming the conversion in full of the Preferred Stock, which is referred to as the “as-converted common stock.” The Company owned approximately 12% of the as-converted common stock without giving effect to the partial spin-off of RXi, and Advirna, LLC, a licensor of RXi, held the remaining 5% of the as-converted common stock. On April 26, 2012, the Company distributed one share of RXi common stock with respect to each share of Galena common stock outstanding as of the April 23, 2012 record date for the distribution, which are referred to as the “spin-off shares.” The spin-off shares constituted approximately 8% of the as-converted common stock of RXi. The Company has retained approximately 33,480,000 shares of RXi common stock, or approximately 4% of the present as-converted common stock. The Company has agreed in the securities purchase agreement not to sell or dispose of its remaining shares of RXi common stock for a one-year period following completion of the partial spin-off of RXi.

Following the partial spin-off, Galena’s financial statements will no longer reflect the consolidated financial condition and results of operations of RXi, and the Company will account for its partial ownership of RXi based on the cost method of accounting.

Pro Forma Adjustments

The unaudited pro forma condensed consolidated financial statements have been prepared based on the historical financial information of the Company giving effect to the partial spin-off. The unaudited pro forma condensed consolidated balance sheet presents the pro forma effects of this disposition of RXi as if the partial spin-off of RXi had occurred on March 31, 2012. The unaudited pro forma condensed consolidated statements of expenses for the three months ended March 31, 2012 and three months ended March 31, 2011 present the pro forma effects of the transaction as if the partial spin-off of RXi had occurred on January 1, 2011. The following pro forma adjustments are included in the accompanying pro forma condensed consolidated financial statements:

(a)	To reflect the elimination of the assets and liabilities transferred to RXi in connection with the spin-off transaction as if the closing of the spin-off transaction had occurred on March 31, 2012.

(b)	To reflect the elimination of expenses directly attributable to RXi.

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